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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                               450 Fifth Street NW
                             Washington, D.C. 29549

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                                    Form 8-K

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                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):       April 26, 2005
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                                  First Bancorp
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             (Exact Name of Registrant as Specified in its Charter)

         North Carolina                 0-15572                56-1421916
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  (State or Other Jurisdiction        (Commission         (I.R.S. Employer
       of Incorporation)              File Number)        Identification Number)

     341 North Main Street, Troy, North
                 Carolina                                        27371
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(Address of Principal Executive Offices)                       (Zip Code)


                                 (910) 576-6171
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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         (Former Name or Former Address, if changed since last report)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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


                                  First Bancorp
                                      INDEX

                                                                     Page
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Item 1.01 - Entry Into a Material Definitive Agreement                   3

Item 9.01 - Financial Statements and Exhibits                            3

Signatures                                                               4

Exhibit 10 (a) Amendment to Employment Agreement                    Exhibit


                                        2

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

Item 1.01 - Entry Into a Material Definitive Agreement

     On April 26, 2005, the Registrant and James G. Hudson, Jr. amended the employment agreement between the Registrant and James G. Hudson, Jr. dated May 17, 2001 that was filed as Exhibit 10(p) to the Company's Annual Report on Form 10-K for the year ended December 31, 2001. The significant changes to the aforementioned employment agreement are as follows - 1) the contract term is for three years and does not automatically renew for an additional year on each anniversary date as the original agreement provided for, 2) under the amended contract, James G. Hudson is only required to work approximately 20 hours per week compared to a full time work schedule under the original contract, 3) the base salary under the amended contract is set at $78,500 per year compared to a base salary of no less than $135,000 under the terms of the original agreement, and 4) James G. Hudson, Jr. is no longer eligible for bonuses in accordance with the Registrant's Management Incentive Plan. The above noted summary of the amendments to the employment agreement is qualified in its entirety by reference to the Amendment to Employment Agreement filed as Exhibit 10(a) to this filing.

Item 9.01  Financial Statements and Exhibits.

     (c) Exhibits. The Amendment to Employment Agreement dated April 26, 2005 between the Registrant and James G. Hudson, Jr. is filed as Exhibit 10(a) to this report.


                                        3

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


                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           First Bancorp


April 26, 2005                       By:   /s/ James H. Garner
                                           -------------------------------------
                                           James H. Garner
                                           President and Chief Executive Officer


                                        4

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